UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2022

Statera Biopharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-32954	20-0077155
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2537 Research Boulevard, Suite 201
Fort Collins, CO 80526
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (888) 613-8802

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.005	STAB	NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On February 22, 2022, Statera Biopharma, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) a Current Report on Form 8-K (the “Original 8-K”) announcing that the Company had issued a press release (the “Original Press Release”) on February 22, 2022 announcing the Company’s preliminary revenue and financial results for the year ended December 31, 2021. Subsequent to issuance of the Original Press Release, the Company determined that it would fully impair the goodwill it recorded after it allocated the total purchase price paid for Cleveland BioLabs, Inc. to tangible and identifiable intangible assets acquired and liabilities assumed on the basis of their estimated fair values as of the transaction closing date on July 27, 2021. Such an impairment would result in a charge of $64,338,810. As a result, on March 8, 2022, the Company issued a press release (the “Revised Press Release”) announcing the Company’s revised preliminary revenue and financial results for the year ended December 31, 2021.

Item 2.02. Results of Operations and Financial Condition.

On March 8, 2022, the Company issued the Revised Press Release announcing the Company’s revised preliminary revenue and financial results for the year ended December 31, 2021. A copy of the Revised Press Release is attached hereto as Exhibit 99.1 and incorporated herein by reference. The information in this Item 2.02 of Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference. The information contained in the website is not a part of this Current Report on Form 8-K.

Item 8.01. Other Events.

The information set forth under the Explanatory Note above and under Item 2.02 above is incorporated herein by reference. As a result of the impairment charge, the Original Press Release should no longer be relied upon.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

99.1	Press Release of Statera Biopharma, Inc., dated March 8, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Statera Biopharma, Inc.

Date: March 8, 2022	/s/ Cozette McAvoy
Cozette McAvoy
Chief Legal Officer